POWER OF ATTORNEY

     I, the undersigned Trustee of Pioneer Variable Contracts Trust (the "Trust"), hereby constitute and appoint John F. Cogan, Jr., Osbert M. Hood, Dorothy E. Bourassa, John Carey and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below: (i) the Trust's Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio, and Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of July, 2006.



/s/ David R. Bock                              /s/ Margaret B.W. Graham
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David R. Bock                                  Margaret B.W. Graham



/s/ Mary K. Bush                               /s/ Thomas J. Perna
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Mary K. Bush                                   Thomas J. Perna




/s/ John F. Cogan, Jr.                         /s/ Marguerite A. Piret
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John F. Cogan, Jr.                             Marguerite A. Piret



                                               /s/ John Winthrop
                                               --------------------------------
                                               John Winthrop